T. Rowe Price Funds

Supplement to the following Prospectuses, each as dated below (as supplemented):

March 1, 2019

T. Rowe Price Global Allocation Fund

May 1, 2019

T. Rowe Price Balanced Fund

T. Rowe Price Spectrum Growth Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Fund

October 1, 2019

T. Rowe Price Spectrum Moderate Growth Allocation Fund

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Toby M. Thompson will join Charles M. Shriver as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Thompson originally joined T. Rowe Price in 1993 and returned in 2010.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 1, 2020, Toby M. Thompson will join Charles M. Shriver as Cochairman of the fund’s Investment Advisory Committee. Mr. Thompson originally joined the Firm in 1993 and returned in 2010. His investment experience dates from 1993. For the past five years, Mr. Thompson has served as a portfolio manager within the Firm’s multi-asset division.

The date of this supplement is February 20, 2020.

G12-041 2/20/20